UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

(Exact name of registrant as specified in charter)

7 Bryant Park

                               New York, NY 10018

(Address of principal executive offices) (Zip code)

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

7 Bryant Park

                           New York, NY 10018

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 to March 31, 2017

Item 1. Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock —94.84%

Banks—11.35%

78,100	Cembra Money Bank AG1 Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $4,692,948)	$6,464,444	1.81%

554,000	Credit Suisse Group AG1 A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $7,232,010)	8,246,765	2.32%

104,000	Julius Baer Group Ltd.[1] Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services. (Cost $4,622,476)	5,195,065	1.46%

1,057,000	UBS Group AG Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $16,046,126)	16,927,629	4.75%

33,749	Valiant Holding AG Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management. (Cost $3,430,305)	3,594,229	1.01%

		40,428,132	11.35%

Biotechnology—3.11%

15,300	Actelion Ltd.[1] Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $662,219)	4,321,205	1.21%

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

10,000	Basilea Pharmaceutica AG1 Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $670,410)	$864,179	0.24%

93,160	Kuros Biosciences AG1 Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $852,053)	1,675,288	0.47%

11,400	Lonza Group AG1 Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $826,233)	2,157,111	0.61%

3,029	NovImmune SA1,2 Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)	2,051,713	0.58%

		11,069,496	3.11%

Chemicals—4.39%

35,400	Syngenta AG Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables and flowers. (Cost $11,843,898)	15,635,486	4.39%

		15,635,486	4.39%

Construction & Materials—5.23%

2,850	Belimo Holding AG Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $5,722,519)	9,965,533	2.79%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2017
(continued)

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — (continued)

Construction & Materials — (continued)

2,000	Forbo Holding AG1 Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $2,300,431)	$3,063,090	0.86%

80,000	Implenia AG Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services. (Cost $4,463,192)	5,618,662	1.58%

		18,647,285	5.23%

Financial Services—2.18%

219,254	GAM Holding AG1 An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $3,082,403)	2,705,217	0.76%

18,400	VZ Holding AG Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage. (Cost $3,583,348)	5,055,197	1.42%

		7,760,414	2.18%

Food & Beverage—17.69%

130,700	Aryzta AG1 Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods. (Cost $4,306,186)	4,198,017	1.18%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverage — (continued)

200	Chocoladefabriken Lindt & Spruengli AG Major manufacturer of premium Swiss chocolates. (Cost $3,409,877)	$13,292,372	3.73%

593,000	Nestle SA One of the world’s largest food and beverage processing companies. (Cost $13,894,380)	45,528,798	12.78%

		63,019,187	17.69%

Industrial Goods & Services—7.06%

32,200	Adecco Group AG Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,728,839)	2,288,856	0.64%

3,005	Bucher Industries AG Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $751,002)	879,629	0.25%

25,000	Burckhardt Compression Holding AG Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $7,425,952)	6,774,814	1.90%

54,006	DKSH Holding AG An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)	4,181,493	1.17%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2017
(continued)

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — (continued)

Industrial Goods & Services — (continued)

45,000	Feintool International Holding AG1 Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components. (Cost $4,049,292)	$5,295,969	1.49%

283,000	OC Oerlikon Corp. AG1 Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components. (Cost $2,859,300)	3,025,226	0.85%

28,500	SFS Group AG1 Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America. (Cost $1,849,976)	2,700,659	0.76%

		25,146,646	7.06%

Insurance—3.73%

5,500	Helvetia Holding AG Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)	3,049,603	0.86%

24,500	Swiss Life Holding AG1 Provides life insurance and institutional investment management. (Cost $5,607,319)	7,910,885	2.22%

26,000	Swiss Re AG Provides reinsurance, insurance and insurance linked financial market products. The company offers automobile, liability, accident, engineering, marine, aviation, life and health insurance. (Cost $2,221,228)	2,336,480	0.65%

		13,296,968	3.73%

No. of Shares	Security	Fair Value	Percent of Net Assets

Machinery—0.86%

28,293	VAT Group AG1 Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge-welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world. (Cost $1,348,639)	$3,083,837	0.86%

		3,083,837	0.86%

Medical Equipment—4.29%

56,000	Sonova Holding AG Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)	7,771,018	2.18%

3,731	Spineart SA1,2 Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act. (Cost $2,623,328)	969,139	0.27%

41,000	Tecan Group AG Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)	6,557,870	1.84%

		15,298,027	4.29%

Personal & Household Goods—5.27%

145,000	Cie Financiere Richemont SA Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $9,612,861)	11,473,100	3.22%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2017
(continued)

No. of Shares	Security	Fair Value	Percent of Net Assets

Common Stock — (continued)

Personal & Household Goods — (continued)

105,000	Swatch Group AG (The) Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $9,126,647)	$7,322,044	2.05%

		18,795,144	5.27%

Pharmaceuticals—23.46%

580,000	Novartis AG One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $13,932,329)	43,082,072	12.09%

158,500	Roche Holding AG Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology. (Cost $10,459,225)	40,505,819	11.37%

		83,587,891	23.46%

Retail—0.53%

12,500	Dufry AG1 Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $1,570,314)	1,905,689	0.53%

		1,905,689	0.53%

Technology—3.51%

170,000	Airopack Technology Group AG1 Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging. (Cost $1,796,441)	1,936,161	0.54%

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — (continued)

332,300	Logitech International SA Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication. (Cost $4,377,088)	$10,573,710	2.97%

		12,509,871	3.51%

Telecommunications—2.18%

102,800	Sunrise Communications Group AG1 Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment. (Cost $7,266,158)	7,754,034	2.18%

		7,754,034	2.18%

	Total Common Stock (Cost $200,154,316)	337,938,107	94.84%

Preferred Stock —0.71%

Biotechnology—0.64%

8,400	Ixodes AG, Series B1,2,3 Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)	139,224	0.04%

3,162	NovImmune SA, Series B1,2 Discovers and develops therapeutic monoclonal antibodies to treat patients suffering from immune-related disorders. (Cost $2,062,307)	2,141,801	0.60%

		2,281,025	0.64%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2017
(continued)

No. of Shares	Security	Fair Value	Percent of Net Assets

Preferred Stock — (continued)

Industrial Goods & Services — 0.05%
500,863	SelFrag AG Class A1,2 Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)	$185,144	0.05%

		185,144	0.05%

Medical Equipment—0.02%

83,611	EyeSense AG, Series A Preferred[1,2] A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)	68,496	0.02%

		68,496	0.02%

	Total Preferred Stock (Cost $9,253,695)	2,534,665	0.71%

Limited Partnership —0.29%

Biotechnology—0.29%

	Aravis Biotech II, Limited Partnership[1,2,3] (Cost $2,688,778)	1,024,198	0.29%

	Total Limited Partnership (Cost $2,688,778)	1,024,198	0.29%

	Total Investments* (Cost $212,096,789)	341,496,970	95.84%

	Other Assets Less Liabilities	14,820,403	4.16%

	Net Assets	$356,317,373	100.00%

Net Asset Value Per Share:
	($356,317,373 ÷ 28,126,525 shares outstanding, $0.001 par value: 50 million shares authorized)		$ 12.67

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2017
(continued)

[1]	Non-income producing security.
[2]	Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $6,579,715 or 1.8% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – September 13, 2016	$2,688,778
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$16,116,910

[3]	Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/16	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 03/31/17
Aravis Biotech II, Limited
Partnership	$966,400	$—	$—	$—	$57,798	$—	$1,024,198

Ixodes AG – Preferred Shares B	137,114	—	—	—	2,110	—	139,224

	$1,103,514	$—	$—	$—	$59,908	$—	$1,163,422

*Cost for Federal income tax purposes is $212,202,033 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$143,165,239
Gross Unrealized Depreciation	(13,870,302)

Net Unrealized Appreciation (Depreciation)	$129,294,937

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2017
(concluded)

PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2017
Pharmaceuticals	23.46%
Food & Beverage	17.69%
Banks	11.35%
Industrial Goods & Services	7.11%
Personal & Household Goods	5.27%
Construction & Materials	5.23%
Chemicals	4.39%
Medical Equipment	4.31%
Biotechnology	4.04%
Insurance	3.73%
Technology	3.51%
Financial Services	2.18%
Telecommunications	2.18%
Machinery	0.86%
Retail	0.53%
Other Assets Less Liabilities	4.16%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2017
Nestle SA	12.78%
Novartis AG	12.09%
Roche Holding AG	11.37%
UBS Group AG	4.75%
Syngenta AG	4.39%
Chocoladefabriken Lindt & Spruengli AG	3.73%
Cie Financiere Richemont SA	3.22%
Logitech International SA	2.97%
Belimo Holding AG	2.79%
Credit Suisse Group AG	2.32%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $6,579,715, or 1.8% of the Fund’s net assets at March 31, 2017, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2017:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investment Valued at NAV**	Total
Investments in Securities*
Common Stock	$334,917,255	$—	$3,020,852	$—	$337,938,107
Preferred Stock	—	—	2,534,665	—	2,534,665
Limited Partnership	—	—	—	1,024,198	1,024,198

Total Investments in Securities	$334,917,255	$—	$5,555,517	$1,024,198	$341,496,970

*	Please see the Schedule of Investments for industry classifications.
**	The Fund adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) on January 1, 2016. As of March 31, 2017 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements

	Fair Value at March 31, 2017	Valuation Technique	Unobservable inputs	Range[1]

Biotechnology
NovImmune SA—Common Shares	$ 2,051,713	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	2,141,801	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	139,224	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG—Preferred Shares	185,144	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	68,496	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	969,139	Market approach	Recent round of financing	N/A

Total	$ 5,555,517

[1]	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2016	$2,975,080	$2,525,827	$5,500,907
Change in Unrealized Appreciation/Depreciation (a)	45,772	8,838	54,610
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer Out of Level 3	—	—	—

Balance as of March 31, 2017	$3,020,852	$2,534,665	$5,555,517

(a) The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on March 31, 2017.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of March 31, 2017, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,246,915	$139,293

*	The original capital commitment represents 3,250,000 Swiss francs. The unfunded commitment represents 139,425 Swiss francs. The Swiss franc/U.S. dollar exchange rate as of March 31, 2017 was used for conversion and equaled 1.00095 as of such date.
(a)	This category consists of one private equity limited partnership that invests primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 3—Subsequent Events

On March 28, 2017, the Fund commenced a self-tender offer (the “Offer”) for up to 2,812,653 of its issued and outstanding shares of common stock, which represented approximately 10% of the Fund’s issued and outstanding shares as of the commencement of the Offer, at a price per share equal to 98% of the Fund’s NAV determined as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) on the business day immediately following the day the Offer expired. The Offer expired at 5:00 p.m., New York time, on April 24, 2017.

Approximately 17,795,965 shares of common stock, or approximately 63% of the Fund’s outstanding shares as of the commencement of the Offer, were properly tendered. The Fund accepted 2,812,653 shares, or approximately 15.8% of the shares tendered, on a prorated basis, for cash payment of $12.85 per share, which represented 98% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 25, 2017.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan

Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-

certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Brian A. Berris	David J. Marshall
Chairman (Non-executive)	Treasurer
David R. Bock[1]	Principal Financial Officer
Director	Shanak Patnaik
Richard A. Brealey[2,3]	Chief Compliance Officer
Director	Carin F. Muhlbaum
Joseph S. Calhoun[2]	Vice President
Director	William P. Sauer
Claus Helbig[4]	Vice President
Director	Reid B. Adams
Fred J. Ricciardi[2]	Chief Legal Officer Secretary
Director	Angel Lanier
Samuel B. Witt III, Esq.	Assistant Secretary
Director
Mark A. Hemenetz
President
Principal Executive Officer
[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

7 Bryant Park

New York, NY 10018

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA United Kingdom

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Proskauer Rose LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $520.6 billion in assets under management as of March 31, 2017.

Executive Offices

The Swiss Helvetia Fund, Inc.

7 Bryant Park

New York, NY 10018

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Swiss Helvetia Fund, Inc.

By: /s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: May 26, 2017

By: /s/ David Marshall
David Marshall
Treasurer and Principal Financial Officer
Date: May 26, 2017